UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2020 (April 1, 2020)

CARRIER GLOBAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-39220 (Commission File Number)	83-4051582 (I.R.S. Employer Identification Number)

	13995 Pasteur Boulevard Palm Beach Gardens, Florida (Address of Principal Executive Offices)	33418 (Zip Code)

(561) 365-2000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CARR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

Separation-Related Agreements

On April 2, 2020, Carrier Global Corporation (the “Company”) entered into a Separation and Distribution Agreement with United Technologies Corporation (since renamed Raytheon Technologies Corporation) (“UTC”), pursuant to which, among other things, UTC agreed to separate into three independent, publicly traded companies – UTC, Otis Worldwide Corporation (“Otis”) and the Company (the “Separation”) – and distribute (the “Distribution”) all of the outstanding common stock of the Company to UTC shareowners who held shares of UTC common stock as of the close of business on March 19, 2020, the record date for the distribution. UTC distributed 866,158,910 shares of common stock of the Company in the Distribution, which was effective at 12:01 a.m., Eastern Time, on April 3, 2020 (the “Effective Time”). As a result of the Distribution, the Company is now an independent public company and its common stock is listed under the symbol “CARR” on the
New York Stock Exchange.

In connection with the Separation and the Distribution, on April 2, 2020, the Company entered into various agreements with UTC and Otis to provide a framework for the Company’s relationship with UTC and Otis after the Separation and the Distribution, including the following agreements:

•	Separation and Distribution Agreement;

•	Transition Services Agreement;

•	Tax Matters Agreement;

•	Employee Matters Agreement; and

•	Intellectual Property Agreement.

Summaries of the material terms of these agreements can be found in the Company’s information statement, dated March 16, 2020, which was included as Exhibit 99.1 to the Company’s Current Report on Form 8‑K filed on March 16, 2020 (the “Information Statement”), under the section entitled “Certain Relationships and Related Party Transactions.” These summaries are incorporated herein by reference. The foregoing descriptions of these agreements set forth under this Item 1.01 are not complete and are subject to, and qualified in their entirety by reference to, the full text of the agreements, which are attached hereto as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

Item 5.02                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officers

In connection with the Separation and the Distribution, effective as of the Effective Time, the following individuals, who had been previously serving in their positions shown below, continued as executive officers of the Company as set forth in the table below:

David Gitlin	President and Chief Executive Officer
Timothy McLevish	Vice President, Chief Financial Officer
Kyle Crockett	Vice President, Controller

Biographical information about the Company’s executive officers can be found in the Information Statement under the section entitled “Management—Executive Officers Following the Distribution.” Compensation information for the Company’s named executive officers can be found in the Information Statement under the section entitled “Executive Compensation.” These sections of the Information Statement are incorporated herein by reference.

Appointment of Directors

On March 16, 2020, when the Company’s Registration Statement on Form 10 (File No. 001-39220), initially publicly filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 7, 2020 and subsequently amended, was declared effective, the members of the Board of Directors of the Company (the “Board”) consisted of Gregory Marshall, Sean Moylan, Michael P. Ryan and Christopher Witzky. On March 17, 2020, the day prior to the start of when-issued trading, the size of the Board expanded to consist of five directors, and Charles M. Holley, Jr. was appointed to the Board and the Audit Committee, effective as of such date. In connection with the Separation and the Distribution, effective as of the Effective Time, the size of the Board expanded again to consist of eight directors, and each of Gregory Marshall, Sean Moylan, Michael P. Ryan and Christopher Witzky resigned from the Board. Each of John V. Faraci, Jean-Pierre Garnier, David Gitlin, John J. Greisch, Michael M. McNamara, Michael A. Todman, and Virginia M. (Gina) Wilson was appointed to the Board effective as of the Effective Time. Charles M. Holley, Jr. remains on the Board and will continue to serve as a director of the Company.

Biographical and compensation information for each of the directors appointed to the Board can be found in the Company’s Information Statement under the section entitled “Directors—Board of Directors Following the Distribution” and “Director Compensation,” which is incorporated by reference into this Item 5.02.

As of the effective time of their election to the Board:

•
Each of Michael M. McNamara, Charles M. Holley, Jr., Michael A. Todman and Virginia M. (Gina) Wilson were appointed to serve as members of the Audit Committee of the Board and effective as of the Effective Time, Charles M. Holley, Jr. was appointed Chair of the Audit Committee;

•
Each of John J. Greisch, Jean-Pierre Garnier, Charles M. Holley, Jr. and Michael A. Todman were appointed to serve as members of the Compensation Committee of the Board and John J. Greisch was appointed Chair of the Compensation Committee;

•
Each of Jean-Pierre Garnier, John J. Greisch, Michael M. McNamara and Virginia M. (Gina) Wilson were appointed to serve as members of the Governance Committee of the Board and Jean-Pierre Garnier was appointed Chair of the Governance Committee; and

•	John V. Faraci was appointed Executive Chairman of the Board.

Adoption of Compensation Plans

In connection with the Separation and the Distribution, the Company adopted the following compensation plans effective as of the Effective Time. The named executive officers of the Company are or may become eligible to participate in these compensation plans.

•	Carrier Global Corporation 2020 Long-Term Incentive Plan;

•	Carrier Global Corporation Change in Control Severance Plan;

•	Carrier Global Corporation Executive Annual Bonus Plan;

•	Carrier Global Corporation Pension Preservation Plan; and

•	French Sub-Plan for Restricted Stock Units Granted Under the Carrier Global Corporation 2020 Long-Term Incentive Plan.

Summaries of certain material features of these plans can be found in the Company’s Information Statement under the sections entitled “Executive Compensation” and “Carrier Global Corporation 2020 Long-Term Incentive Plan.” These summaries are incorporated herein by reference. The foregoing descriptions of these plans set forth under this Item 5.02 are not complete and are subject to, and qualified in their entirety by reference to, the full text of the plans, which are attached hereto as Exhibits 10.5, 10.6, 10.7, 10.11, and 10.13 and are incorporated herein by reference.

Item 5.03                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Separation and the Distribution, the Company filed a certificate of amendment of the Certificate of Incorporation (the “Split Amendment”) with the Secretary of State of the State of Delaware on April 1, 2020, which became effective as of 11:58 p.m. on April 2, 2020. The Split Amendment increased the number of authorized shares of the common stock of the Company and effected a stock split of the outstanding shares of the common stock of the Company. The Company also filed an amended and restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware on April 1, 2020, which became effective as of 11:59 p.m. on April 2, 2020. The Company also amended and restated its Bylaws (the “Amended and Restated Bylaws”), effective as of April 3, 2020. A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the Information Statement, under the section entitled “Description of Carrier Capital Stock,” which is incorporated by reference into this Item 5.03. The foregoing descriptions of the Split Amendment, the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are not complete and are subject to, and qualified in their entirety by reference to, the full text thereof, which are attached hereto as Exhibits 3.1(a), 3.1(b) and 3.2, respectively, and are incorporated herein by reference.

Item 5.05                          Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Separation and the Distribution, the Board adopted Governance Guidelines and a Code of Ethics. The documents are available on the Company’s website at www.corporate.carrier.com. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated herein by reference.

Item 7.01                          Regulation FD Disclosure.

On April 3, 2020, the Company announced that it is withdrawing its full year 2020 outlook for sales, adjusted operating profit, and free cash flow (“2020 Outlook”) due to the impact of the COVID-19 virus.

The Company first provided its 2020 Outlook on February 10, 2020, and it reflected the limited, known impact of COVID-19 at that time. Due to the global economic slowdown, social distancing efforts and shelter-in-place directives, and the uncertainty associated with when the coronavirus restrictions will be lifted, the Company is withdrawing its 2020 Outlook. The Company expects to provide an update regarding the impact of COVID-19 on its business as well as the Company’s mitigation plan during its first quarter earnings call.

David Gitlin, President and Chief Executive Officer of the Company stated, “The COVID-19 virus has created an unprecedented public health crisis that is disrupting the lives of our families, friends, co-workers, and customers. We extend our thoughts and support to those suffering from the virus, and to the heroic healthcare professionals who are tending to the sick and working tirelessly to stop the virus in its tracks.”

Gitlin continued, “COVID-19 is having a dramatic effect on nearly every segment of the global economy. While our HVAC, refrigeration, and fire and security solutions are essential to weathering this pandemic, our customers and our operations – including those of our supply chain as well as our field and sales activities – are, nevertheless, significantly affected. Though we are pleased with our opening cash balance and our liquidity position, in addition to our Carrier 600 initiatives, we are taking aggressive cost actions given the current economic climate. We are also closely managing working capital, and will continue to review these cost cutting measures and take additional actions if necessary.”

Gitlin concluded, “We are committed to Carrier’s growth strategy and long-term future, and I am confident that our entire Carrier family will rise to the occasion to meet the challenges ahead of us.”

Item 7.01                          Regulation FD Disclosure.

On April 3, 2020, the Company issued a press release announcing the completion of the Separation. A copy of the press release furnished herewith as Exhibit 99.1, is incorporated herein by reference, and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
2.1	Separation and Distribution Agreement, dated as of April 2, 2020, by and among United Technologies Corporation, Otis Worldwide Corporation and Carrier Global Corporation
3.1(a)	Amendment to Certificate of Incorporation of Carrier Global Corporation
3.1(b)	Amended and Restated Certificate of Incorporation of Carrier Global Corporation
3.2	Amended and Restated Bylaws of Carrier Global Corporation
10.1	Transition Services Agreement, dated as of April 2, 2020, by and among United Technologies Corporation, Otis Worldwide Corporation and Carrier Global Corporation
10.2	Tax Matters Agreement, dated as of April 2, 2020, by and among United Technologies Corporation, Otis Worldwide Corporation and Carrier Global Corporation
10.3	Employee Matters Agreement, dated as of April 2, 2020, by and among United Technologies Corporation, Otis Worldwide Corporation and Carrier Global Corporation
10.4	Intellectual Property Agreement, dated as of April 2, 2020, by and among United Technologies Corporation, Otis Worldwide Corporation and Carrier Global Corporation
10.5	Carrier Global Corporation 2020 Long-Term Incentive Plan
10.6	Carrier Global Corporation Change in Control Severance Plan
10.7	Carrier Global Corporation Executive Annual Bonus Plan
10.8	Carrier Global Corporation Deferred Compensation Plan
10.9	Carrier Global Corporation Company Automatic Contribution Excess Plan
10.10	Carrier Global Corporation LTIP Performance Share Unit Deferral Plan
10.11	Carrier Global Corporation Pension Preservation Plan
10.12	Carrier Global Corporation Board of Directors Deferred Stock Unit Plan
10.13	French Sub-Plan for Restricted Stock Units Granted Under the Carrier Global Corporation 2020 Long-Term Incentive Plan
10.14	Carrier Global Corporation Amended and Restated Savings Restoration Plan
99.1	Press Release of Carrier Global Corporation, issued April 3, 2020
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER GLOBAL CORPORATION

By:	/s/ Kevin O’Connor
	Name:	Kevin O’Connor
	Title:	Vice President, Chief Legal Officer

Date: April 3, 2020